THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
CUSIP No.: 74254PXR8
Principal Amount: U.S. $200,000,000
PRINCIPAL LIFE INCOME FUNDINGS TRUST 35
EXTENDIBLE SECURED MEDIUM-TERM NOTE

Original Issue Date: March 19, 2008
Issue Price: 100.0%
Stated Maturity Date: The Initial Maturity Date, the Final Maturity Date or any other maturity date resulting from the failure of the holder of this Note to elect to extend the maturity of all or a portion of this Note (as set forth in Schedule II); provided, however, that in no event shall the maturity of this Note be extended beyond the Final Maturity Date.
Initial Maturity Date: April 9, 2009
Final Maturity Date: March 19, 2010
Settlement Date: March 19, 2008
Securities Exchange Listing: Yes ☐   No. ☒   If yes, indicate name(s) of Securities Exchange(s): __________________
Depositary: The Depository Trust Company
Authorized Denominations: $100,000 and integral multiples of $1,000 in excess thereof; the holder of this Note may extend a portion of this Note solely in Authorized Denominations and the Principal Amount of this Note remaining after an extension must also be in Authorized Denominations.
Collateral held in the Trust: Principal Life Insurance Company Funding Agreement No. 6-15308, the related Principal Financial Group, Inc. Guarantee which fully and unconditionally guarantees the payment obligations of Principal Life Insurance Company under the Funding Agreement, all proceeds of the Funding Agreement and the related Guarantee and all rights and books and records pertaining to the foregoing.
Additional Amounts to be Paid: ☐ Yes ☒ No
Interest Rate or Formula:
Fixed Rate Note: ☐ Yes ☒ No. If yes,
Interest Rate:
Interest Payment Frequency:
Interest Payment Dates:
Day Count Convention:
Additional/Other Terms:
Amortizing Note: ☐ Yes ☒ No. If yes,
Amortization schedule or formula:

Additional/Other Terms:
Discount Note: ☐ Yes ☒ No. If yes,
Total Amount of Discount:
Initial Accrual Period of Discount:
Interest Payment Dates:
Additional/Other Terms
Redemption Provisions: ☐ Yes ☒ No. If yes,
Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:
Additional/Other Terms:
Repayment Provisions: ☐ Yes ☒ No. If yes,
Repayment Date(s):
Repayment Price:
Additional/Other Terms:
Floating Rate Note: Yes ☒ No. ☐ If yes,
Regular Floating Rate Notes ☒
Inverse Floating Rate Notes ☐
Floating Rate/ Fixed Rate Notes: ☐
Interest Rate: Three-Month USD LIBOR (except as noted under “Interest Rate Basis”) plus the applicable Spread set forth in attached Schedule II.
Interest Rate Basis(es): Three-Month USD LIBOR; provided, however, that for the initial Interest Reset Period (from and including the Original Issue Date to but excluding the Interest Payment Date occurring in July 2008), the Interest Rate Basis will be an interpolated rate between Three-Month USD LIBOR and Four-Month USD LIBOR. With respect to the final interest payment on any maturity date prior to the Final Maturity Date and on the Final Maturity Date, the Interest Rate Basis will be (i) One-Month USD LIBOR, if the final Interest Reset Period is a period of one month; (ii) Two-Month USD LIBOR, if the final
Interest Reset Period is a period of two months; (iii) Three-Month USD LIBOR, if the final Interest Reset Period is a period of three months; and (iv) an interpolated rate between Two-Month USD LIBOR and Three-Month USD LIBOR, if the final Interest Reset Period is a period longer than two months and shorter than three months.
LIBOR ☒
LIBOR Reuters Page: LIBOR01

LIBOR Currency: U.S. Dollars
EURIBOR ☐

CMT Rate ☐
Designated Reuters Page:
If FEDCMT
☐ Weekly Average

☐ Monthly Average
Designated CMT Maturity Index:
CD Rate ☐
Commercial Paper Rate ☐
Constant Maturity Swap Rate ☐
Eleventh District Cost of Funds Rate ☐
Federal Funds Open Rate ☐
Federal Funds Rate ☐
Prime Rate ☐
Treasury Rate ☐
Index Maturity: Three-month (subject to the exceptions listed above in “Interest Rate Basis”)
Spread: See attached Schedule II.
Spread Multiplier: Not applicable
Initial Interest Rate, if any: The Initial Interest Rate in effect as of the Original Issue Date shall be an interpolated rate between Three-Month USD LIBOR and Four-Month USD LIBOR determined on the second London Banking Day preceding the Original Issue Date plus 0.25%.
Initial Interest Reset Date: July 9, 2008
Interest Reset Dates: Quarterly, on January 9, April 9, July 9, and October 9 of each year, commencing on July 9, 2008, subject to adjustment in accordance with the Modified Following Business Day Convention.

Interest Determination Date(s): The second London Banking Day preceding the related Interest Reset Date.
Interest Payment Dates: Quarterly, on January 9, April 9, July 9 and October 9 of each year, subject to adjustment in accordance with the Modified Following Business Day Convention, and the Final Maturity Date; provided that the final Interest Payment Date for a Note maturing prior to the Final Maturity Date will be the relevant maturity date, and interest for the final Interest Reset Period will accrue from and including the Interest Payment Date immediately preceding such relevant maturity date to but excluding such relevant maturity date.
Initial Interest Payment Date: July 9, 2008
Maximum Interest Rate, if any: Not applicable
Minimum Interest Rate, if any: Not applicable
Fixed Rate Commencement Date, if any: Not applicable
Floating Rate Commencement Date, if any: Not applicable
Fixed Interest Rate, if any: Not applicable
Day Count Convention: Actual/360
Additional/Other Terms: See attached Schedule II.
Regular Record Date(s): The date that is fifteen (15) calendar days preceding the applicable Interest Payment Date.
Sinking Fund: Not applicable
Specified Currency: U.S. Dollars
Exchange Rate Agent: Not applicable
     Calculation Agent: Citibank, N.A.
     Additional/Other Terms: See attached Schedule II.

     The Principal Life Income Fundings Trust designated above (the “Trust”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America (“U.S. Dollars” or “United States dollars”). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The “Principal Amount” of this Note at any time means (1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in Section 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the date of the Pricing Supplement (the “Indenture”), between Citibank, N.A., as the indenture trustee (the “Indenture Trustee”), and the Trust, or on the face hereof.
     This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the “Maturity Date”).

     A “Discount Note” is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by a percentage that is equal to or greater than 0.25% multiplied by the product of the principal amount of the Notes and the number of full years to the Stated Maturity Date.
     Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.
     Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; provided that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and provided, further, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.
     Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.
     Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.
     Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.

THE PRINCIPAL LIFE INCOME FUNDINGS TRUST SPECIFIED ON THE FACE OF THIS NOTE

Dated: Original Issue Date	By: U.S. Bank Trust National Association, not in its individual capacity but solely as Trustee.

	By:	/s/ Janet P. O’Hara
Authorized Officer
CERTIFICATE OF AUTHENTICATION
     This is one of the Notes of the Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.

CITIBANK, N.A. As Indenture Trustee
Dated: Original Issue Date
	By:	/s/ Jennifer H. McCourt
Authorized Signatory

[REVERSE FORM OF NOTE]
Section 1. General. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.
Section 2. Currency.
     (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a “Foreign Currency”). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.
     (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. The Holder of a Note denominated in a Foreign Currency to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made. Unless specified otherwise on the face hereof, if the Specified Currency is other than U.S. Dollars, a beneficial owner of a Note represented by a global security which elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency must notify the participant through which it owns its interest on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity

Date, as the case may be, of its election. The applicable participant must notify DTC of its election on or prior to the third Business Day after the applicable Regular Record Date or at least 12 calendar days prior to the Maturity Date, as the case may be, and DTC will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Record Date or at least ten calendar days prior the Maturity Date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to DTC, and by DTC to the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.
     (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the “Judgment Currency”) other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.
     (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust’s control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.
     (e) The “Market Exchange Rate” for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.
     (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.
     (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.
     Section 3. Determination of Interest Rate and Certain Other Terms.
     (a) Fixed Rate Notes. If this Note is specified on the face hereof as a “Fixed Rate Note”:
(i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

(ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month this Note was issued.
Quarterly	Fifteenth day of every third calendar month, beginning in the third calendar month following the month this Note was issued.
Semi-annual	Fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month this Note was issued.
Annual	Fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month this Note was issued.
(iii) Unless otherwise specified on the face hereof, if any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.
(b) Floating Rate Notes. If this Note is specified on the face hereof as a “Floating Rate Note”:
(i) Interest Rate Basis. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Constant Maturity Swap Rate; the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR, the Prime Rate or the Treasury Rate (each as defined below).
(ii) Effective Rate. The rate derived from the applicable Interest Rate Basis or Interest Rate Bases will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.
(iii) Spread; Spread Multiplier; Index Maturity. The “Spread” is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The “Spread Multiplier” is the percentage specified on the face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The “Index Maturity” is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.
(iv) Regular Floating Rate Note. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a “Regular Floating Rate Note”) will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.
(v) Floating Rate/Fixed Rate Notes. If this Note is specified on the face hereof as a “Floating Rate/Fixed Rate Note”, this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that: (A) the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.
(vi) Inverse Floating Rate Notes. If this Note is specified on the face hereof as an “Inverse Floating Rate Note”, this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.
(vii) Interest Reset Dates. The period between Interest Reset Dates will be the “Interest Reset Period.” Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily—each business day; (2) weekly—the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly—the fifteenth day of each calendar month, with the exception of any monthly reset Floating Rate Note as to which the Eleventh District Cost of Funds Rate is an applicable Interest Rate Basis, which will reset on the first calendar day of the month; (4) quarterly—the fifteenth day of March, June, September and December of each year; (5) semi-annually—the fifteenth day of the two months of each year specified on the face hereof; and (6) annually—the fifteenth day of the month of each year specified on the face hereof; provided, however, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.
(viii) Interest Determination Dates. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular “Interest Determination Date”, which will be: (1) with respect to the Federal Funds Open Rate—the related Interest Reset Date; (2) with respect to the Federal Funds Rate and the Prime Rate—the Business Day immediately preceding the related Interest Reset Date; (3) with respect to the CD Rate, the Commercial Paper Rate and the CMT Rate—the second Business Day preceding the related Interest Reset Date; (4) with respect to the Constant Maturity Swap Rate—the second U.S. Government Securities business day preceding the related Interest Reset Date, provided, however, that if after attempting to determine the Constant Maturity Swap Rate, such rate is not determinable for a particular Interest Determination Date, then such Interest Determination Date shall be the first U.S. Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined; (5) with respect to the Eleventh District Cost of Funds Rate—the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below); (6) with respect to LIBOR and EURIBOR—the second London Banking Day (as defined below) preceding the related Interest Reset Date; and (7) with respect to the Treasury Rate—the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. “London Banking Day” means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.
(ix) Calculation Dates. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, EURIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating

Rate Note. The “Calculation Date”, if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.
(x) Maximum or Minimum Interest Rate. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.
(xi) Interest Payments. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly—the fifteenth day of each calendar month or on the fifteenth day of March, June, September and December of each year, as specified on the face hereof; (2) quarterly—the fifteenth day of March, June, September and December of each year; (3) semi-annually—the fifteenth day of the two months of each year specified on the face hereof; and (4) annually—the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.
(xii) Rounding. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).
(xiii) Interest Factor. With respect to this Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a series of Notes that bear interest at floating rates as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor for each day will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the base is of a year of 360 days with twelve 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified above applied.
(xiv) Determination of Interest Rate Basis. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.
(A) CD Rate Notes. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a “CD Rate Note.” Unless otherwise specified on the face hereof, “CD Rate” means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption “CDs (secondary market)”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market)”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date. “H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. “H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/ update, or any successor site or publication.
(B) CMT Rate Notes. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a “CMT Rate Note.” Unless otherwise specified on the face hereof, “CMT Rate” means:
(1) if Reuters Page FRBCMT is specified on the face hereof:
i.	the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters Service (or any successor service) on page FRBCMT (or any other page as may replace the specified page on that service) (“Reuters Page FRBCMT”), for the particular Interest Determination Date; or

ii.	if the rate referred to in clause (i) does not so appear on Reuters Page FRBCMT, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities”; or

iii.	if the rate referred to in clause (ii) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

iv.	if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

v.	if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

vi.	if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

vii.	if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

viii.	if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or
(2) if Reuters Page FEDCMT is specified on the face hereof:
i.	the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters Service (or any successor service) (on page FEDCMT or any other page as may replace the specified page on that service) (“Reuters Page FEDCMT”), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

ii.	if the rate referred to in clause (i) does not so appear on Reuters Page FEDCMT, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities”; or
iii.	if the rate referred to in clause (ii) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

iv.	if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

v.	if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

vi.	if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

vii.	if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

viii.	if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on that Interest Determination Date.
If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
(C) Commercial Paper Rate Notes. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a “Commercial Paper Rate Note.” Unless otherwise specified on the face hereof, “Commercial Paper Rate” means: (1) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “Commercial Paper—Nonfinancial”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper—Nonfinancial”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is “Aa”, or the equivalent, from a nationally recognized statistical rating organization; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date. “Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 — (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the applicable Interest Reset Period.

(D) Constant Maturity Swap Rate Notes. If the Interest Rate Basis is the Constant Maturity Swap Rate, this Note shall be deemed a “Constant Maturity Swap Rate Note.” Unless otherwise specified on the face hereof, “Constant Maturity Swap Rate” means: (1) the rate for U.S. dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen (or any successor service) TGM42276 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date; or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen (or any successor service) TGM42276 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semiannual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the designated maturity specified on the face hereof commencing on the Interest Reset Date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Calculation Agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or (3) if at least three quotations are not received by the Calculation Agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular Interest Determination Date. “U.S. Government Securities business day” means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities. “Representative amount” means an amount that is representative for a single transaction in the relevant market at the relevant time. “Reference banks” mean five leading swap dealers in the New York City interbank market, selected by the Calculation Agent, after consultation with us.
(E) Eleventh District Cost of Funds Rate Notes. If the Interest Rate Basis is the Eleventh District Cost of Funds Rate, this Note shall be deemed an “Eleventh District Cost of Funds Rate Note.” Unless otherwise specified on the face hereof, “Eleventh District Cost of Funds Rate” means: (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption “11th District” on the display on Reuters Service (or any successor service) on Page COFI/ARMS (or any other page as may replace the specified page on that service) (“Reuters Page COFI/ARMS”) as of 11:00 A.M., San Francisco time, on that Interest Determination Date; or (2) if the rate referred to in clause (1) does not so appear on Reuters Page COFI/ARMS, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the “Eleventh District Index”) by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date; or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date.
(F) EURIBOR Notes. If the Interest Rate Basis is EURIBOR, this Note shall be deemed a “EURIBOR Note.” Unless otherwise specified on the face hereof, “EURIBOR” means: (1) with respect to any Interest Determination Date relating to this EURIBOR Note (a “EURIBOR Interest Determination Date”), the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI — The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Reuters Service (or any successor service), on page EURIBOR 01 (or any other page as may replace that specified page on the service) (“Reuters Page EURIBOR 01”) as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date; or (2) if such rate does not appear on Reuters Page EURIBOR 01, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Calculation Agent with its offered quotation for deposits in euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euro in the market at that time; or (3) if fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euros in the market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date. “Euro-zone” means the region comprised of member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.
(G) Federal Funds Open Rate Notes. If the Interest Rate Basis is the Federal Funds Open Rate, this Note shall be deemed a “Federal Funds Open Rate Note.” Unless otherwise specified on the face hereof, “Federal Funds Open Rate” means the rate set forth on Reuters on page 5 (or any other page as may replace the specified page on that service) for an Interest Determination Date underneath the caption “FEDERAL FUNDS” in the row titled “OPEN”. If the rate is not available for an Interest Determination Date, the rate for that Interest Determination Date shall be the Federal Funds Rate as determined below.
(H) Federal Funds Rate Notes. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a “Federal Funds Rate Note.” Unless otherwise specified on the face hereof, “Federal Funds Rate” means: (1) the rate as of the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption “Federal Funds (Effective)” and displayed on Reuters on page FEDFUNDS1 (or any other page as may replace the specified page on that service) (“Reuters Page FEDFUNDS1”); or (2) if the rate referred to in clause (1) does not so appear on Reuters Page FEDFUNDS1 or is not so published by 5:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective)”; or (3) if such rate does not appear on Reuters Page FEDFUNDS1 or is not so published by 5:00 P.M., New York City time, on the related Calculation Date, the rate will be the rate for the first preceding day for which such rate is set forth in H.15(519) under the caption “Federal Funds (Effective)”, as such rate is displayed on the Reuters Page FEDFUNDS1.
(I) LIBOR Notes. If the Interest Rate Basis is LIBOR, this Note shall be deemed a “LIBOR Note.” Unless otherwise specified on the face hereof, “LIBOR” means: (1) whether “LIBOR Reuters” is or is not specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified in clause (1), the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (3) if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that principal financial center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date. “LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars. “LIBOR Page” means the display on Reuters Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
(J) Prime Rate Notes. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a “Prime Rate Note.” Unless otherwise specified on the face hereof, “Prime Rate” means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption “Bank Prime Loan”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan”, or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. “Reuters Screen US PRIME 1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “US PRIME 1” page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.
(K) Treasury Rate Notes. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a “Treasury Rate Note.” Unless otherwise specified on the face hereof, “Treasury Rate” means: (1) the rate from the auction held on the Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVESTMENT RATE” on the display on Reuters Service (or any successor service) on page USAUCTION 10 (or any other page as may replace that page on that service) (“Reuters USAUCTION 10”) or page USAUCTION 11 (or any other page as may replace that page on that service) (“Reuters USAUCTION 11”); or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction

High”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date. “Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D x N	x 100
360 — (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.
(c) Discount Notes. If this Note is specified on the face hereof as a “Discount Note”:
(i) Principal and Interest. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the “Discount”.
(ii) Redemption; Repayment; Acceleration. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date (“Amortized Face Amount”). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the “Initial Period”) is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.
     (d) Amortizing Notes. If this Note is specified on the face hereof as an “Amortizing Note”, this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments on principal, premium, if any, and interest will be made as set forth on the face hereof and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in Schedule I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.
Section 4. Redemption. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture or in Section 10 hereof. In the case of a Note that is not a Discount Note, if a redemption right is set forth on the face of this Note, the Trust shall elect to redeem this Note on the Interest Payment Date after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Principal Life Insurance Company (“Principal Life”) (each, a “Redemption Date”), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments of $1,000 at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. “Redemption Price” shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed. The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Principal Life by (B) the outstanding principal amount of the Funding Agreement. The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than sixty (60) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. If less than all of this Note is redeemed, the Indenture Trustee will select by lot or, in its discretion, on a pro rata basis, the amount of the interest of each direct participant in the Trust to be redeemed.
Section 5. Sinking Funds and Amortizing Notes. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is an Amortizing Note, this Note may pay an amount in respect of both interest and principal amortized over the life of this Note.
Section 6. Repayment. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a “Repayment Date”). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the Principal Amount to be repaid, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received by the Indenture Trustee, with the form entitled “Option to Elect Repayment”, below, duly completed by the Indenture Trustee. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of a repayment of this Note in part only, a new Note for the portion hereof not repaid shall be issued in the name of the Holder hereof upon the surrender hereof.

Section 7. Modifications and Waivers. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.
Section 8. Obligations Unconditional. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 9. Events of Default. If an Event of Default with respect to this Note shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.
Section 10. Withholding; No Additional Amounts; Tax Event and Redemption. All amounts due on this Note will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder’s interest in this Note as equitably determined by the Trust.
     If (1) a Tax Event (defined below) as to the Funding Agreement occurs and (2) Principal Life redeems the Funding Agreement in whole or in part, the Trust will redeem the Notes, subject to the terms and conditions of Section 2.04 of the Standard Indenture Terms, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. “Tax Event” means that Principal Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change

(including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. “Tax Event Redemption Price” means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Principal Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.
Section 11. Listing. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.
Section 12. Collateral. The Collateral for this Note includes the Funding Agreement and the Guarantee specified on the face hereof.
Section 13. No Recourse Against Certain Persons. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.
Section 14. Miscellaneous.
     (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple in excess thereof unless otherwise specified on the face of this Note.
     (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.
     (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting. Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee shall be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.
     (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Section 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

OPTION TO ELECT REPAYMENT
     The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

(Please print or typewrite name and address of the undersigned).
     For this Note to be repaid, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than sixty (60) nor less than thirty (30) days prior to a Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
     If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $_________or an integral multiple of $1,000 in excess of $_________) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

DATE:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

Principal Amount to be repaid, if amount to be repaid is less than the Principal Amount of this Note (Principal Amount remaining must be an authorized denomination)	Fill in for registration of Notes if to be issued otherwise than to the registered Holder:

$	Name:

Address:

(Please print name and address including zip code)
SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: ___________________

SCHEDULE I
Amortization Table or Formula
Not applicable.

SCHEDULE II
SPREAD:
     The Spread for this Note for the indicated periods is as follows:

Period	Spread
From and including the Original Issue Date to but excluding the Interest Payment Date occurring in April 2009	0.25%

From and including the Interest Payment Date occurring in April 2009 to but excluding the Final Maturity Date	0.30%

EXTENSION ELECTION:
     This Note will mature on the Initial Maturity Date, unless the maturity of all or a portion of the Principal Amount of this Note is extended in accordance with the procedures described below. In no event shall the maturity of this Note be extended beyond the Final Maturity Date.
     During a notice period relating to an Election Date (as defined below), the holder of this Note may elect to extend the maturity of all or any portion of the Principal Amount of this Note (in Authorized Denominations) so that the maturity of this Note will be extended to the Corresponding Maturity Date (as defined below) for the immediately following Election Date; provided, however, that if such Corresponding Maturity Date is not a Business Day, the maturity of this Note will be the immediately preceding Business Day. The Election Dates will take place monthly on the 9th day of each month, commencing on April 9, 2008 and ending on March 9, 2009, except that if any Election Date would otherwise be a day that is not a Business Day, the notice period (described below) will be extended until 12:00 Noon, New York City time, on the first Business Day following the applicable Election Date, at which time such notice will be irrevocable. The respective Corresponding Maturity Date for each Election Date is the 9th day of the calendar month which is one calendar month after (1) April 9, 2009 (in the case of an initial extension of maturity) or (2) any later date to which the maturity date of this Note has previously been extended; provided, that such maturity date shall be March 19, 2010 in respect of an election to extend on March 9, 2009 (the “Corresponding Maturity Date”). If the holder of this Note fails to make an effective election to extend the maturity of all or a portion of the Principal Amount of this Note, the maturity date of this Note (or such portion hereof) will be the Corresponding Maturity Date for the immediately preceding Election Date. For example, assuming the holder of this Note has previously made an election to extend the maturity date to May 9, 2009, if the holder of this Note fails to make an effective election to extend the maturity of all or a portion of the Principal Amount of this Note on the Election Date occurring in May 2008, this Note (or such portion hereof) will mature on May 9, 2009. If the holder of this Note elects to extend the maturity of a portion of this Note on the Election Date occurring in May 2008, such portion of this Note will then be scheduled to mature on June 9, 2009.
     To make an effective election on any Election Date, the holder of this Note must deliver a notice of election substantially in the form attached hereto as Exhibit A (each, an “Election

Notice”) and surrender this Note, if required by the Election Notice, during the notice period for such Election Date. The notice period for an Election Date begins on the 5th Business Day immediately preceding the relevant Election Date and ends on the relevant Election Date provided that such Election Date is a Business Day. The Paying Agent must receive the holder’s Election Notice through the normal clearing system channels (described in more detail below), no later than 12:00 Noon, New York City time, on the last Business Day in the notice period (i.e. the relevant Election Date or, if the Election Date is not a Business Day, 12:00 Noon, New York City time, on the first Business Day following such Election Date), at which time such Election Notice becomes irrevocable.
     If, with respect to any Election Date, the holder of this Note does not make an election to extend the maturity of all or a portion of the Principal Amount of this Note, the Principal Amount of this Note (or such portion hereof) that has not been extended will become due and payable on the earlier of the Initial Maturity Date or such later Corresponding Maturity Date related to the relevant Election Date on which the Principal Amount of this Note (or such portion hereof) was not extended. The Principal Amount of this Note (or such portion hereof) for which such election is not exercised will be represented by a new Note substantially in the form attached hereto as Exhibit B (each, a “Short-Term Note”) issued as of such Election Date and Schedule A hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the Principal Amount hereof. The new Note so issued will have the same terms as this Note, except that it will not be extendible, will have a separate CUSIP number, and its maturity date will be the earlier of the Initial Maturity Date or such later Corresponding Maturity Date to which this Note was previously extended. The failure to elect to extend the maturity of all or any portion of this Note will be irrevocable and will be binding upon any subsequent holder of this Note.
     This Note will be issued in registered global form and remain on deposit with The Depository Trust Company, the depositary for this Note. Therefore, a holder must exercise the option to extend the maturity of all or a portion of this Note through the depositary. To ensure that the depositary receives timely notice of an election to extend the maturity of all or a portion of this Note by a holder so that the depositary can deliver notice of such election to the Indenture Trustee, as paying agent, prior to 12:00 Noon, New York City time, on the last Business Day in the notice period, the holder of this Note must instruct the direct or indirect participant through which it holds an interest in this Note in accordance with the then applicable operating procedures of the depositary.
     The depositary must receive any notice of election from its participants no later than 12:00 Noon, New York City time, on any Election Date, provided that such Election Date is a Business Day, for the depositary to deliver timely notice of the election by a holder to the Indenture Trustee, as paying agent. If the applicable Election Date is not a Business Day, the depositary must receive notice of election from its participants no later than 10:00 A.M., New York City time, on the first Business Day following such Election Date, for the depositary to deliver timely notice of the election by a holder to the Indenture Trustee, as paying agent. Different firms have different deadlines for accepting instructions from their customers. The holder of this Note should consult the direct or indirect participant through which it holds an interest in this Note to ascertain the deadline for ensuring that timely notice will be delivered to the depositary.

SCHEDULE A
     The initial aggregate Principal Amount of the Note evidenced by the Certificate to which this Schedule is attached is $200,000,000. The notations on the following table evidence decreases in the aggregate Principal Amount of the Note evidenced by such Certificate:

Election Date	Decreases in Principal Amount of the Note	Principal Amount of the Note Remaining After Such Decrease	Notation by Security Registrar

EXHIBIT A
Form of Election Notice
The undersigned hereby elects to extend the maturity of the Principal Life Income Fundings Trust 35 Extendible Medium-Term Note (CUSIP 74254PXR8) (the “Note”) (or the portion thereof specified below) with the effect provided in said Note by delivering this Election Notice duly completed by the holder of said Note, and in the event of an election to extend the maturity of only a portion of the principal amount of said Note, by surrendering said Note to the Paying Agent at the following address:
Citibank, N.A.
111 Wall Street
New York, NY 10005
Attention: Karen Eng
Facsimile: (212) 657-1820
or such other address of which the Paying Agent shall from time to time notify the holders of the Notes.
If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) as to which the holder elects to extend the maturity: $____________; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to said Note as Exhibit B to be issued to the holder for the portion of said Note to which the option to extend the maturity is not being elected (in absence of any such specification one such Note in the form of said Exhibit B will be issued for the portion as to which the option to extend maturity is not being made): $____________.

Date:

NOTICE: The signature on this Election Notice must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

EXHIBIT B
Form of Short-Term Note
     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
CUSIP No.:
Principal Amount: U.S. $
PRINCIPAL LIFE INCOME FUNDINGS TRUST 35
SECURED MEDIUM-TERM NOTE

Original Issue Date:
Issue Price: 100.0%
Stated Maturity Date: ● , or if such day is not a Business Day, the immediately preceding Business Day
Settlement Date:
Securities Exchange Listing: ☐Yes No. ☒ If yes, indicate name(s) of Securities Exchange(s): _________
Depositary: The Depository Trust Company
Authorized Denominations: $100,000 and integral multiples of $1,000 in excess thereof.
Collateral held in the Trust: Principal Life Insurance Company Funding Agreement No.6-15308, the related Principal Financial Group, Inc. Guarantee which fully and unconditionally guarantees the payment obligations of Principal Life Insurance Company under the Funding Agreement, all proceeds of the Funding Agreement and the related Guarantee and all rights and books and records pertaining to the foregoing.
Additional Amounts to be Paid: ☐Yes No ☒

Interest Rate or Formula:
Fixed Rate Note: ☐Yes ☒No. If yes,
Interest Rate:
Interest Payment Frequency:
Interest Payment Dates:
Day Count Convention:
Additional/Other Terms:
Amortizing Note: ☐Yes ☒No. If yes,
Amortization schedule or formula:
Additional/Other Terms:
Discount Note: ☐Yes☒ No. If yes,
Total Amount of Discount:
Initial Accrual Period of Discount:
Interest Payment Dates:
Additional/Other Terms
Redemption Provisions: ☐Yes☒No. If yes,
Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:
Additional/Other Terms:
Repayment Provisions: ☐Yes☒No. If yes,
Repayment Date(s):
Repayment Price:
Additional/Other Terms:
Floating Rate Note: ☒Yes ☐No. If yes,
Regular Floating Rate Notes ☒
Inverse Floating Rate Notes ☐
Floating Rate/ Fixed Rate Notes: ☐
Interest Rate: Three-Month USD LIBOR (except as noted under “Interest Rate Basis”) plus the applicable Spread set forth in attached Schedule II.
Interest Rate Basis(es): Three-Month USD LIBOR. With respect to the final interest payment on the Stated Maturity Date, the Interest Rate Basis will be (i) One-Month USD LIBOR, if the final Interest Reset Period is a period of one month; (ii) Two-Month USD LIBOR, if the final Interest Reset Period is a period of two months; (iii) Three-Month USD LIBOR, if the final Interest Reset Period is a period of three months; and (iv) an interpolated rate between Two-Month USD LIBOR and Three-Month USD LIBOR, if the final Interest Reset Period is a period longer than two months and shorter than three months.
LIBOR ☒
LIBOR Reuters Page: LIBOR01
LIBOR Currency:
EURIBOR ☐
CMT Rate ☐
Designated Reuters Page:
If FEDCMT
☐ Weekly Average
☐ Monthly Average
Designated CMT Maturity Index:
CD Rate ☐
Commercial Paper Rate ☐
Constant Maturity Swap Rate ☐
Eleventh District Cost of Funds Rate ☐
Federal Funds Open Rate ☐
Federal Funds Rate ☐
Prime Rate ☐
Treasury Rate ☐
Index Maturity: Three-month (subject to the exceptions listed above in “Interest Rate Basis”)
Spread: See attached Schedule II.
Spread Multiplier: Not applicable
Initial Interest Rate, if any: Not applicable
Initial Interest Reset Date: ●
Interest Reset Dates: Quarterly, on January 9, April 9, July 9, and October 9 of each year, subject to adjustment in accordance with the Modified Following Business Day Convention.
Interest Determination Date(s): The second London Banking Days preceding the related Interest Reset Date.
Interest Payment Dates: Quarterly on January 9, April 9, July 9 and October 9 of each year, subject to adjustment in accordance with the Modified Following Business Day Convention, and the Stated Maturity Date; provided that the final Interest Payment Date will be the Stated Maturity Date, and interest for the final Interest Reset Period will accrue from and including the Interest Payment Date immediately preceding the Stated Maturity Date to but excluding the Stated Maturity Date.
Initial Interest Payment Date: ●
Maximum Interest Rate, if any: Not applicable.
Minimum Interest Rate, if any: Not applicable.

Fixed Rate Commencement Date, if any: Not applicable.
Floating Rate Commencement Date, if any: Not applicable.
Fixed Interest Rate, if any: Not applicable.
Day Count Convention: Actual/360
Additional/Other Terms:
Regular Record Date(s): The date that is fifteen (15) calendar days preceding the applicable Interest Payment Date.
Sinking Fund: Not applicable
Specified Currency: U.S. Dollars
Exchange Rate Agent: Not Applicable
Calculation Agent: Citibank, N.A.
Additional/Other Terms: See attached Schedule II.

     The Principal Life Income Fundings Trust designated above (the “Trust”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America (“U.S. Dollars” or “United States dollars”). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The “Principal Amount” of this Note at any time means (1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in Section 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the date of the Pricing Supplement (the “Indenture”), between Citibank, N.A., as the indenture trustee (the “Indenture Trustee”), and the Trust, or on the face hereof.
     This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the “Maturity Date”).
     A “Discount Note” is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by a percentage that is equal to or greater than 0.25% multiplied by the product of the principal amount of the Notes and the number of full years to the Stated Maturity Date.
     Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

     Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; provided that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and provided, further, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.
     Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.
     Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.
     Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.

THE PRINCIPAL LIFE INCOME FUNDINGS TRUST SPECIFIED ON THE FACE OF THIS NOTE

Dated: Original Issue Date	By: U.S. Bank Trust National Association, not in its individual capacity but solely as Trustee.

By:

Authorized Officer
CERTIFICATE OF AUTHENTICATION
     This is one of the Notes of the Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.

CITIBANK, N.A. As Indenture Trustee
Dated: Original Issue Date
By:

Authorized Signatory

[REVERSE FORM OF NOTE]
Section 1. General. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.
Section 2. Currency.
     (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a “Foreign Currency”). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.
     (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. The Holder of a Note denominated in a Foreign Currency to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made. Unless specified otherwise on the face hereof, if the Specified Currency is other than U.S. Dollars, a beneficial owner of a Note represented by a global security which elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency must notify the participant through which it owns its interest on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity

Date, as the case may be, of its election. The applicable participant must notify DTC of its election on or prior to the third Business Day after the applicable Regular Record Date or at least 12 calendar days prior to the Maturity Date, as the case may be, and DTC will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Record Date or at least ten calendar days prior the Maturity Date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to DTC, and by DTC to the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.
     (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the “Judgment Currency”) other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.
     (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust’s control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.
     (e) The “Market Exchange Rate” for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.
     (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.
     (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.
     Section 3. Determination of Interest Rate and Certain Other Terms.
     (a) Fixed Rate Notes. If this Note is specified on the face hereof as a “Fixed Rate Note”:
(i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

     (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month this Note was issued.
Quarterly	Fifteenth day of every third calendar month, beginning in the third calendar month following the month this Note was issued.
Semi-annual	Fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month this Note was issued.
Annual	Fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month this Note was issued.
(iii) Unless otherwise specified on the face hereof, if any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.
(b) Floating Rate Notes. If this Note is specified on the face hereof as a “Floating Rate Note”:
(i) Interest Rate Basis. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Constant Maturity Swap Rate; the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR, the Prime Rate or the Treasury Rate (each as defined below).
(ii) Effective Rate. The rate derived from the applicable Interest Rate Basis or Interest Rate Bases will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.
(iii) Spread; Spread Multiplier; Index Maturity. The “Spread” is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The “Spread Multiplier” is the percentage specified on the face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The “Index Maturity” is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.
(iv) Regular Floating Rate Note. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a “Regular Floating Rate Note”) will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.
(v) Floating Rate/Fixed Rate Notes. If this Note is specified on the face hereof as a “Floating Rate/Fixed Rate Note”, this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that: (A) the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.
(vi) Inverse Floating Rate Notes. If this Note is specified on the face hereof as an “Inverse Floating Rate Note”, this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.
(vii) Interest Reset Dates. The period between Interest Reset Dates will be the “Interest Reset Period.” Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily—each business day; (2) weekly—the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly—the fifteenth day of each calendar month, with the exception of any monthly reset Floating Rate Note as to which the Eleventh District Cost of Funds Rate is an applicable Interest Rate Basis, which will reset on the first calendar day of the month; (4) quarterly—the fifteenth day of March, June, September and December of each year; (5) semi-annually—the fifteenth day of the two months of each year specified on the face hereof; and (6) annually—the fifteenth day of the month of each year specified on the face hereof; provided, however, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.
(viii) Interest Determination Dates. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular “Interest Determination Date”, which will be: (1) with respect to the Federal Funds Open Rate—the related Interest Reset Date; (2) with respect to the Federal Funds Rate and the Prime Rate—the Business Day immediately preceding the related Interest Reset Date; (3) with respect to the CD Rate, the Commercial Paper Rate and the CMT Rate—the second Business Day preceding the related Interest Reset Date; (4) with respect to the Constant Maturity Swap Rate—the second U.S. Government Securities business day preceding the related Interest Reset Date, provided, however, that if after attempting to determine the Constant Maturity Swap Rate, such rate is not determinable for a particular Interest Determination Date, then such Interest Determination Date shall be the first U.S. Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined; (5) with respect to the Eleventh District Cost of Funds Rate—the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below); (6) with respect to LIBOR and EURIBOR—the second London Banking Day (as defined below) preceding the related Interest Reset Date; and (7) with respect to the Treasury Rate—the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. “London Banking Day” means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.
(ix) Calculation Dates. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, EURIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating

Rate Note. The “Calculation Date”, if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.
(x) Maximum or Minimum Interest Rate. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.
(xi) Interest Payments. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly—the fifteenth day of each calendar month or on the fifteenth day of March, June, September and December of each year, as specified on the face hereof; (2) quarterly—the fifteenth day of March, June, September and December of each year; (3) semi-annually—the fifteenth day of the two months of each year specified on the face hereof; and (4) annually—the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.
(xii) Rounding. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).
[(xiii) Interest Factor. With respect to this Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a series of Notes that bear interest at floating rates as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor for each day will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the base is of a year of 360 days with twelve 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified above applied.
(xiv) Determination of Interest Rate Basis. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.
(A) CD Rate Notes. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a “CD Rate Note.” Unless otherwise specified on the face hereof, “CD Rate” means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption “CDs (secondary market)”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market)”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date. “H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. “H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/ update, or any successor site or publication.
(B) CMT Rate Notes. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a “CMT Rate Note.” Unless otherwise specified on the face hereof, “CMT Rate” means:
(1) if Reuters Page FRBCMT is specified on the face hereof:
i.	the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters Service (or any successor service) on page FRBCMT (or any other page as may replace the specified page on that service) (“Reuters Page FRBCMT”), for the particular Interest Determination Date; or
ii.	if the rate referred to in clause (i) does not so appear on Reuters Page FRBCMT, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities”; or
iii.	if the rate referred to in clause (ii) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or
iv.	if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

v.	if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or
vi.	if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or
vii.	if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or
viii.	if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or
(2) if Reuters Page FEDCMT is specified on the face hereof:
i.	the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters Service (or any successor service) (on page FEDCMT or any other page as may replace the specified page on that service) (“Reuters Page FEDCMT”), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or
ii.	if the rate referred to in clause (i) does not so appear on Reuters Page FEDCMT, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities”; or
iii.	if the rate referred to in clause (ii) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or
iv.	if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or
v.	if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or
vi.	if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

vii.	if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or
viii.	if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on that Interest Determination Date.
If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
(C) Commercial Paper Rate Notes. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a “Commercial Paper Rate Note.” Unless otherwise specified on the face hereof, “Commercial Paper Rate” means: (1) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “Commercial Paper—Nonfinancial”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper—Nonfinancial”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is “Aa”, or the equivalent, from a nationally recognized statistical rating organization; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date. “Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 — (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the applicable Interest Reset Period.

(D) Constant Maturity Swap Rate Notes. If the Interest Rate Basis is the Constant Maturity Swap Rate, this Note shall be deemed a “Constant Maturity Swap Rate Note.” Unless otherwise specified on the face hereof, “Constant Maturity Swap Rate” means: (1) the rate for U.S. dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen (or any successor service) TGM42276 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date; or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen (or any successor service) TGM42276 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semiannual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the designated maturity specified on the face hereof commencing on the Interest Reset Date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Calculation Agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or (3) if at least three quotations are not received by the Calculation Agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular Interest Determination Date. “U.S. Government Securities business day” means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities. “Representative amount” means an amount that is representative for a single transaction in the relevant market at the relevant time. “Reference banks” mean five leading swap dealers in the New York City interbank market, selected by the Calculation Agent, after consultation with us.
(E) Eleventh District Cost of Funds Rate Notes. If the Interest Rate Basis is the Eleventh District Cost of Funds Rate, this Note shall be deemed an “Eleventh District Cost of Funds Rate Note.” Unless otherwise specified on the face hereof, “Eleventh District Cost of Funds Rate” means: (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption “11th District” on the display on Reuters Service (or any successor service) on Page COFI/ARMS (or any other page as may replace the specified page on that service) (“Reuters Page COFI/ARMS”) as of 11:00 A.M., San Francisco time, on that Interest Determination Date; or (2) if the rate referred to in clause (1) does not so appear on Reuters Page COFI/ARMS, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the “Eleventh District Index”) by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date; or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date.
(F) EURIBOR Notes. If the Interest Rate Basis is EURIBOR, this Note shall be deemed a “EURIBOR Note.” Unless otherwise specified on the face hereof, “EURIBOR” means: (1) with respect to any Interest Determination Date relating to this EURIBOR Note (a “EURIBOR Interest Determination Date”), the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI — The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Reuters Service (or any successor service), on page EURIBOR 01 (or any other page as may replace that specified page on the service) (“Reuters Page EURIBOR 01”) as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date; or (2) if such rate does not appear on Reuters Page EURIBOR 01, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Calculation Agent with its offered quotation for deposits in euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euro in the market at that time; or (3) if fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euros in the market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date. “Euro-zone” means the region comprised of member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.
(G) Federal Funds Open Rate Notes. If the Interest Rate Basis is the Federal Funds Open Rate, this Note shall be deemed a “Federal Funds Open Rate Note.” Unless otherwise specified on the face hereof, “Federal Funds Open Rate” means the rate set forth on Reuters on page 5 (or any other page as may replace the specified page on that service) for an Interest Determination Date underneath the caption “FEDERAL FUNDS” in the row titled “OPEN”. If the rate is not available for an Interest Determination Date, the rate for that Interest Determination Date shall be the Federal Funds Rate as determined below.
(H) Federal Funds Rate Notes. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a “Federal Funds Rate Note.” Unless otherwise specified on the face hereof, “Federal Funds Rate” means: (1) the rate as of the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption “Federal Funds (Effective)” and displayed on Reuters on page FEDFUNDS1 (or any other page as may replace the specified page on that service) (“Reuters Page FEDFUNDS1”); or (2) if the rate referred to in clause (1) does not so appear on Reuters Page FEDFUNDS1 or is not so published by 5:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective)”; or (3) if such rate does not appear on Reuters Page FEDFUNDS1 or is not so published by 5:00 P.M., New York City time, on the related Calculation Date, the rate will be the rate for the first preceding day for which such rate is set forth in H.15(519) under the caption “Federal Funds (Effective)”, as such rate is displayed on the Reuters Page FEDFUNDS1.
(I) LIBOR Notes. If the Interest Rate Basis is LIBOR, this Note shall be deemed a “LIBOR Note.” Unless otherwise specified on the face hereof, “LIBOR” means: (1) whether “LIBOR Reuters” is or is not specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified in clause (1), the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (3) if fewer than two offered quotations referred to in clause (2) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that principal financial center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (3), LIBOR in effect on the particular Interest Determination Date. “LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars. “LIBOR Page” means the display on Reuters Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.
(J) Prime Rate Notes. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a “Prime Rate Note.” Unless otherwise specified on the face hereof, “Prime Rate” means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption “Bank Prime Loan”; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan”, or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. “Reuters Screen US PRIME 1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “US PRIME 1” page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.
(K) Treasury Rate Notes. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a “Treasury Rate Note.” Unless otherwise specified on the face hereof, “Treasury Rate” means: (1) the rate from the auction held on the Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVESTMENT RATE” on the display on Reuters Service (or any successor service) on page USAUCTION 10 (or any other page as may replace that page on that service) (“Reuters USAUCTION 10”) or page USAUCTION 11 (or any other page as may replace that page on that service) (“Reuters USAUCTION 11”); or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction

High”; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date. “Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D x N	x 100
360 — (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.
(c) Discount Notes. If this Note is specified on the face hereof as a “Discount Note”:
(i) Principal and Interest. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the “Discount”.
(ii) Redemption; Repayment; Acceleration. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date (“Amortized Face Amount”). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the “Initial Period”) is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.
     (d) Amortizing Notes. If this Note is specified on the face hereof as an “Amortizing Note”, this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments on principal, premium, if any, and interest will be made as set forth on the face hereof and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in Schedule I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.
Section 4. Redemption. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture or in Section 10 hereof. In the case of a Note that is not a Discount Note, if a redemption right is set forth on the face of this Note, the Trust shall elect to redeem this Note on the Interest Payment Date after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Principal Life Insurance Company (“Principal Life”) (each, a “Redemption Date”), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments of $1,000 at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. “Redemption Price” shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed. The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Principal Life by (B) the outstanding principal amount of the Funding Agreement. The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than sixty (60) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. If less than all of this Note is redeemed, the Indenture Trustee will select by lot or, in its discretion, on a pro rata basis, the amount of the interest of each direct participant in the Trust to be redeemed.
Section 5. Sinking Funds and Amortizing Notes. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is an Amortizing Note, this Note may pay an amount in respect of both interest and principal amortized over the life of this Note.
Section 6. Repayment. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a “Repayment Date”). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the Principal Amount to be repaid, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received by the Indenture Trustee, with the form entitled “Option to Elect Repayment”, below, duly completed by the Indenture Trustee. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of a repayment of this Note in part only, a new Note for the portion hereof not repaid shall be issued in the name of the Holder hereof upon the surrender hereof.

Section 7. Modifications and Waivers. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.
Section 8. Obligations Unconditional. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 9. Events of Default. If an Event of Default with respect to this Note shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.
Section 10. Withholding; No Additional Amounts; Tax Event and Redemption. All amounts due on this Note will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder’s interest in this Note as equitably determined by the Trust.
     If (1) a Tax Event (defined below) as to the Funding Agreement occurs and (2) Principal Life redeems the Funding Agreement in whole or in part, the Trust will redeem the Notes, subject to the terms and conditions of Section 2.04 of the Standard Indenture Terms, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. “Tax Event” means that Principal Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change

(including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. “Tax Event Redemption Price” means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Principal Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.
Section 11. Listing. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.
Section 12. Collateral. The Collateral for this Note includes the Funding Agreement and the Guarantee specified on the face hereof.
Section 13. No Recourse Against Certain Persons. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.
Section 14. Miscellaneous.
     (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple in excess thereof unless otherwise specified on the face of this Note.
     (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.
     (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting. Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee shall be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.
     (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Section 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

OPTION TO ELECT REPAYMENT
     The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

(Please print or typewrite name and address of the undersigned).
     For this Note to be repaid, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than sixty (60) nor less than thirty (30) days prior to a Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
     If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $_________or an integral multiple of $1,000 in excess of $_________) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

DATE:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

Principal Amount to be repaid, if amount to be repaid is less than the Principal Amount of this Note (Principal Amount remaining must be an authorized denomination)	Fill in for registration of Notes if to be issued otherwise than to the registered Holder:

$	Name:

Address:

(Please print name and address including zip code)
SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: ___________________

SCHEDULE I
Amortization Table or Formula

SCHEDULE II
SPREAD:
     The Spread for this Note for the indicated periods is as follows:

Period	Spread
From and including March 19, 2008 to but excluding the Interest Payment Date occurring in April 2009	0.25%

From and including the Interest Payment Date occurring in April 2009 to but excluding March 19, 2010	0.30%

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